Exhibit 10.1

Execution Version

INCREMENTAL FACILITY AMENDMENT NO. 2, dated as of February 26, 2021 (this “Amendment”), to the Credit Agreement dated as of October 14, 2020, by and among ARRAY TECH, INC. (f/k/a Array Technologies, Inc.), a New Mexico corporation (the “Borrower”), ATI INVESTMENT SUB, INC., a Delaware corporation (“Holdings”), GOLDMAN SACHS BANK USA, as Administrative Agent, Collateral Agent and each L/C Issuer and lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”) (as amended by that certain Amendment No. 1, dated as of February 23, 2021, the “Credit Agreement” and, as amended by this Amendment, the “Amended Credit Agreement”); capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Amended Credit Agreement.

WHEREAS, subject to the terms and conditions of the Credit Agreement, the Borrower may obtain a Revolving Credit Commitment Increase by entering into one or more Incremental Facility Amendments with Additional Lenders;

WHEREAS, the Borrower has requested that JPMorgan Chase Bank, N.A. (“JPMCB”), acting as an Additional Lender, provide a Revolving Credit Commitment Increase to the Borrower in U.S. Dollars in an aggregate principal amount of $50.0 million (such increase, the “2021 Incremental Revolving Credit Commitments” and the loans thereunder, the “2021 Incremental Revolving Credit Loans”), the proceeds of which will be used for working capital, capital expenditures, other general corporate purposes (including the financing of Permitted Acquisitions, other Permitted Investments, working capital and/or purchase price adjustments, prepayments of Specified Indebtedness and related fees and expenses, and dividends and other distributions permitted under the Amended Credit Agreement) and any other use not prohibited by the Amended Credit Agreement.

WHEREAS, pursuant to Section 2.14(d) of the Credit Agreement, an Incremental Facility Amendment may, without the consent of any other Lender (but with the consent of each L/C Issuer to the extent required by Section 10.07 of the Credit Agreement with respect to Incremental Revolving Credit Commitments), effect such amendments to any Loan Documents as may be necessary or appropriate, in the opinion of the Administrative Agent, to effect the provisions of Section 2.14 of the Credit Agreement;

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1. Incremental Revolving Credit Commitments.

(a) JPMCB hereby commits to provide the 2021 Incremental Revolving Credit Commitments of $50.0 million in Dollars to the Borrower on the Amendment No. 2 Effective Date (as defined below) on the terms and subject to the conditions set forth herein.

(b) Pursuant to Section 2.14(d) of the Credit Agreement and subject to the terms and conditions set forth herein, effective as of the Amendment No. 2 Effective Date (as defined below), for all purposes of the Loan Documents (i) the 2021 Incremental Revolving Credit Commitments shall constitute “Revolving Credit Commitments”, “Incremental Revolving Credit

Commitments” and “Commitments,” (ii) the 2021 Incremental Revolving Credit Loans shall constitute “Revolving Credit Loans” and “Loans” and (iii) JPMCB shall constitute an “Additional Lender”, “Revolving Credit Lender” and “Lender” and shall have all the rights and obligations of a Lender holding a Revolving Credit Commitment, and other related terms will have correlative meanings mutatis mutandis.

(c) The terms and conditions of the 2021 Incremental Revolving Credit Commitments and the 2021 Incremental Revolving Credit Loans made thereunder shall be identical to those applicable to the Revolving Credit Commitments and the Revolving Credit Loans outstanding immediately prior to the Amendment No. 2 Effective Date. The 2021 Incremental Revolving Credit Commitments shall constitute the same Class of Commitments as the Revolving Credit Commitments outstanding immediately prior to the Amendment No. 2 Effective Date. The 2021 Incremental Revolving Credit Loans shall constitute the same Class of Loans as the Revolving Credit Loans outstanding immediately prior to the Amendment No. 2 Effective Date.

(d) This Amendment shall constitute the notice required to be delivered by the Borrower to the Administrative Agent pursuant to Section 2.14 of the Credit Agreement.

(e) On the Amendment No. 2 Effective Date, immediately after giving effect to the 2021 Incremental Revolving Credit Commitments, the Revolving Credit Lenders shall purchase and assign at par such amounts of the Revolving Credit Loans outstanding as of such date as the Administrative Agent may require such that each Revolving Credit Lender (including, for the avoidance of doubt, JPMCB) holds its Applicable Percentage of all Revolving Credit Loans outstanding immediately after giving effect to all such assignments.

(f) Schedule 2.01(B) of the Credit Agreement is hereby replaced in its entirety with Schedule A to this Amendment.

Section 2. Representations and Warranties. The Borrower hereby represents and warrants that as of the Amendment No. 2 Effective Date (as defined below), after giving effect to this Amendment, (i) no Default or Event of Default has occurred and is continuing and (ii) the representations and warranties of the Borrower and each other Loan Party contained in the Credit Agreement or in the other Loan Documents are true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the date hereof; provided that, to the extent that such representations and warranties specifically refer to an earlier date, such representations and warranties were true and correct in all material respects as of such earlier date; provided, further, that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates.

Section 3. Effectiveness. This Amendment shall become effective on the date (such date, the “Amendment No. 2 Effective Date”) that the following conditions have been satisfied:

(i) The Administrative Agent shall have received executed signature pages hereto from each Loan Party, JPMCB and each L/C Issuer;

(ii) JPMCB shall have received at least three (3) Business Days prior to the Amendment No. 2 Effective Date all documentation and other information about the Borrower and the Guarantors as has been reasonably requested in writing at least ten (10) Business Days prior to the Amendment No. 2 Effective Date by JPMCB that is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the PATRIOT Act. No later than three (3) Business Days prior to the Amendment No. 2 Effective Date, if the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, then the Borrower shall have delivered to JPMCB a beneficial ownership certificate to the extent expressly required under the Beneficial Ownership Regulation in relation to the Borrower as has been reasonably requested in writing at least ten (10) Business Days prior to the Amendment No. 2 Effective Date by JPMCB.

(iii) The Administrative Agent shall have received a customary officer’s certificate of (x) each Loan Party with respect to (A) its Organization Documents (which may be in the form of a certification from such Loan Party that there have been no changes from the Organization Documents previously delivered to the Administrative Agent), (B) resolutions and (C) incumbency and (y) the Borrower certifying that the conditions set forth in clauses (v) and (vi) below have been satisfied;

(iv) The Administrative Agent shall have a legal opinion from each of (x) Kirkland & Ellis LLP, New York counsel to the Loan Parties and (y) Modrall Sperling, New Mexico counsel to the Loan Parties, each addressed to the Agents and the Lenders;

(v) Each of the representations and warranties contained in Section 2 hereof shall be true and correct in all material respects on and as of the Amendment No. 2 Effective Date (or, to the extent qualified by materiality, in all respects);

(vi) No Default or Event of Default shall exist, or would exist after giving effect to the 2021 Incremental Revolving Credit Commitments on the Amendment No. 2 Effective Date or from the application of the proceeds therefrom;

(vii) The Administrative Agent shall have received a certificate attesting to the Solvency of the Borrower and its Restricted Subsidiaries (on a consolidated basis) on the Amendment No. 2 Effective Date, after giving effect to the 2021 Incremental Revolving Credit Commitments, from Holding’s chief financial officer, chief accounting officer or other Responsible Officer of Holdings;

(viii) JPMCB shall have received the fees in the amounts previously agreed in writing to be received on the Amendment No. 2 Effective Date pursuant to that certain Fee Letter, dated as of September 23, 2020, by and among JPMCB and the Borrower, and all reasonable and documented out-of-pocket expenses (including the reasonable fees, charges and disbursements of Davis Polk & Wardwell LLP, as counsel for the Administrative Agent and JPMCB) required to be paid or reimbursed for which invoices have been presented a reasonable period of time prior to the Amendment No. 2 Effective Date shall have been paid;

(ix) The Administrative Agent shall have received good standing certificates or certificates of status, as applicable and bring down telegrams or facsimiles, for each Loan Party; and

(x) Since December 31, 2019, no Material Adverse Effect shall have occurred or is reasonably expected to occur.

For purposes of determining whether the conditions set forth in this Section 4 have been satisfied, by releasing its signature page hereto, the Administrative Agent, JPMCB and each L/C Issuer party hereto shall be deemed to have consented to, approved, accepted or be satisfied with each document or other matter required hereunder to be consented to or approved by, or acceptable or satisfactory to, the Administrative Agent, JPMCB or such L/C Issuer, as the case may be.

Section 4. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by telecopier or other electronic transmission of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment. The Administrative Agent may also require that any such documents and signatures delivered by telecopier or other electronic transmission be confirmed by a manually signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any document or signature delivered by telecopier or other electronic transmission. The words “execution,” “signed,” “signature,” and words of like import in this Amendment shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

Section 5. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 6. Effect of Amendment; Reaffirmation.

(a) This Amendment shall constitute an “Incremental Facility Amendment” for all purposes of the Credit Agreement and the other Loan Documents and the 2021 Incremental Revolving Credit Commitments shall constitute “Incremental Revolving Credit Commitments” and “Revolving Credit Commitments” for all purposes of the Credit Agreement and the other Loan Documents. Except as expressly set forth herein, (i) this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or the Collateral Agent, in each case under the Credit Agreement or any other Loan Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document. Except as expressly set forth herein, each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement or any other Loan Document is hereby ratified and re-affirmed in all respects and shall continue in full force and effect and each Loan Party party hereto reaffirms its obligations under the Loan

Documents to which it is party and the grant of its Liens on the Collateral made by it pursuant to the Collateral Documents. This Amendment shall constitute a Loan Document for purposes of the Credit Agreement, and from and after the Amendment No. 2 Effective Date, all references to the Credit Agreement in any Loan Document and all references in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, shall, unless expressly provided otherwise, refer to the Amended Credit Agreement. Each of the Loan Parties hereby consents to this Amendment and confirms that all obligations of such Loan Party under the Loan Documents to which such Loan Party is a party shall continue to apply to the Amended Credit Agreement.

(b) Each Loan Party hereby (i) affirms and confirms the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Amendment and the transactions contemplated thereby, (ii) affirms and confirms its guarantee of (or, in the case of the Borrower, its principal obligation with respect to) of the Secured Obligations pursuant to the Guaranty, (iii) affirms and confirms its prior pledges and grants of Liens on the Collateral to secure the Secured Obligations and other commitments under the Collateral Documents to which it is a party and (iv) agrees that (x) the Guaranty and each Collateral Document to which it is a party shall continue to be in full force and effect in accordance with and subject to the terms and conditions and such Guaranty and Collateral Documents, after giving effect to this Amendment and (y) all guarantees, Liens, pledges, grants and other commitments thereunder shall continue to be in full force and effect and shall secure the Secured Obligations (after giving effect to this Amendment) including, without limitation, the 2021 Incremental Revolving Credit Commitments and shall accrue to the benefit of the Agents and the other Secured Parties, including without limitation, JPMCB.

Section 7. Amendment; Modification and Waiver. This Amendment may not be amended, modified or waived except as permitted under Section 10.01 of the Credit Agreement.

Section 8. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

Section 9. Severability. If any provision of this Amendment is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

ATI INVESTMENT SUB, INC., a Delaware corporation, as Holdings

By:	/s/ Nipul Patel
Name:	Nipul Patel
Title:	Treasurer

ARRAY TECH, INC., a New Mexico corporation,
(f/k/a Array Technologies, Inc.), as the Borrower

By:	/s/ Nipul Patel
Name:	Nipul Patel
Title:	Chief Financial Officer

ARRAY TECHNOLOGIES PATENT HOLDING CO., LLC, a New Mexico limited liability company, as a Guarantor

By:	/s/ Nipul Patel
Name:	Nipul Patel
Title:	Chief Financial Officer

[Signature Page to Array Tech Incremental Facility Amendment No. 2]